     Exhibit 13.1

CERTIFICATION
Pursuant to 18 United States Code § 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

           The undersigned hereby certify that the Annual Report on Form 20-F for the fiscal year ended January 31, 2008 of PolyMet Mining Corp. (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2008	By:	/s/ Joseph Scipioni
	Name:	Joseph Scipioni
	Title:	Chief Executive Officer

Date: April 29, 2008	By:	/s/ Douglas Newby
	Name:	Douglas Newby
	Title:	Chief Financial Officer